Deconsolidation of 58 Home	12 Months Ended
Dec. 31, 2019
Deconsolidation of 58 Home
Deconsolidation of 58 Home
5.	Deconsolidation of 58 Home

58 Home has been the holding company of the 58 Home business and a majority owned entity of the Company since its establishment in late 2014.

On November 27, 2015, 58 Home completed its series A preference share equity financing ("58 Home Series A Preference Shares"). As certain approval rights were granted to a noncontrolling preference shareholder of 58 Home in relation to (i) annual budget and (ii) employment of certain key management members of 58 Home, these approval rights granted to the noncontrolling preference shareholders of 58 Home were considered as substantive participating rights in accordance with ASC 810-10. As a result, the Group has deconsolidated 58 Home since the completion of the transaction on November 27, 2015.

Subsequent to the completion of the above transaction, the Group continued to retain equity interests in 58 Home through its ownership of 58 Home ordinary shares ("58 Home Ordinary Shares"), representing 87.9% ordinary share equity interests in 58 Home, and certain number of 58 Home Series A Preference Shares, representing 3.3% preference share equity interests in 58 Home. The Company’s investment in 58 Home Ordinary Shares was accounted for as equity method investment in accordance with ASC 323. The Company’s investment in the 58 Home Series A Preference Shares was accounted for under cost method, and measurement alternative after the Company adopted ASU 2016-01 from January 1, 2018 because the preference shares were not considered as in-substance common stock and the shares did not have readily determinable fair value or quoted market price.

The Company shared 87.9% of the net loss of 58 Home according to the 58 Home Ordinary Shares equity ownership since November 27, 2015. Since January 2018, the carrying amount of the Group’s investment in 58 Home Ordinary Shares has been reduced to zero due to the accumulated losses picked up from 58 Home. The Group has continued to record its share of losses in 58 Home in its consolidated statements of comprehensive income to the extent of the Group’s investment in 58 Home’s Series A Preference Shares at 3.3% from January to July in 2018. In August 2018, 58 Freight Inc., a subsidiary of 58 Home, completed a round of financing from outside investors. Taobao China Holdings Limited, the original shareholders of 58 Home, also pushed down certain 58 Home Series A Preference Shares from 58 Daojia Inc. level to 58 Freight Inc. level. Following the closing of this round of financing, the Group’s shareholding of 58 Home Series A Preference Shares increased from 3.3% to 5.0%. The Group then started to share net loss of 58 Home at 5.0% since August 2018.

As of December 31, 2018 and 2019, the Company held 68.8%of equity interests in 58 Home on an as converted basis, including 87.9% of the total outstanding 58 Home Ordinary Shares and 5.0% of the total outstanding 58 Home Series A Preference Shares.

For the year ended December 31, 2017, 2018 and 2019, the Group recorded investment losses of RMB663.2 million, RMB79.6 million and RMB17.7 million, respectively, in share of results of equity investees in the consolidated statements of comprehensive income. As of December 31, 2019, the carrying amount of the Group's investment in 58 Home Series A Preference Shares were reduced to zero due to the accumulated losses picked up.